UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

At Hecla Mining Company’s (the “Company”) Annual Meeting of Shareholders held on May 15, 2013, our shareholders were asked to consider and vote upon the following three proposals: (1) to elect three directors to our Board of Directors to hold office until the 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2) to approve, on an advisory basis, the compensation of our named executive officers; and (3) to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

On the record date of March 18, 2013, there were 285,163,224 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, if represented. The count of shares present at the meeting, in person or proxy, was 211,089,510, or 74.02% of the outstanding voting shares of the Company. For each proposal, the results of shareholder voting were as follows:

Proposal 1.   Election of three director nominees to serve as directors, for a term which expires at the annual meeting of shareholders in 2016 or until their successors are duly elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Ted Crumley	112,662,215	9,226,083	89,201,212
Terry V. Rogers	112,906,214	8,982,084	89,201,212
Charles B. Stanley	81,099,980	40,788,318	89,201,212

Proposal 2.   Approve, on an advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
56,928,085	60,429,984	4,530,219	89,201,212

Proposal 3. Ratification of the appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

Votes For	Votes Against	Abstain
203,154,825	6,559,024	1,375,661

There were no broker non-votes with respect to Proposal 3.

At the Annual Meeting held on May 15, 2013, the Company announced that Proposal 2 did not receive the required votes to pass, and announced that it adjourned that portion of the Annual Meeting until June 14, 2013, for the purpose of allowing additional voting by shareholders who have not yet voted, or may wish to change their votes on Proposal 2. The adjourned portion of the meeting will be held at the Company’s corporate headquarters (6500 North Mineral Drive, Suite 200 Coeur d'Alene, Idaho 83815-9408) at 9:00 a.m. local time, Friday, June 14, 2013. The polls will remain open only with respect to voting on Proposal 2. Because this is a non-routine matter, brokers cannot vote shares they hold for beneficial owners of Hecla common stock, rather those shareholders must vote their shares directly on Proposal 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko Vice President and General Counsel

Dated: May 17, 2013